UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2025

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Numbers: 333-253034-01; 333-278415-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034; 333-278415	23-2259884
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Numbers of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 8.01                          Other Events.

Morgan, Lewis & Bockius LLP and Morris James LLP have been retained by Verizon ABS II LLC as counsel for its registration statement on Form SF-3 (Commission File Nos. 333-278415 and 333-278415-01) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Morris James LLP to be incorporated into the registration statement are attached hereto as Exhibit 5.1, Exhibit 5.2, Exhibit 5.3, Exhibit 5.4, Exhibit 5.5, Exhibit 5.6, Exhibit 5.7, Exhibit 5.8, Exhibit 8.1, Exhibit 8.2, Exhibit 8.3 and Exhibit 8.4.

Item 9.01.                          Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description
5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm) (Series 2023-4 Class B Notes).

5.2	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm) (Series 2023-7 Class C Notes).

5.3	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm) (Series 2024-1 Class B Notes).

5.4	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm) (Series 2025-5 Class B Notes).

5.5*	Opinion of Morris James LLP with respect to Delaware law (including consent of such firm) (Series 2023-4 Class B Notes).

5.6**	Opinion of Morris James LLP with respect to Delaware law (including consent of such firm) (Series 2023-7 Class C Notes).

5.7***	Opinion of Morris James LLP with respect to Delaware law (including consent of such firm) (Series 2024-1 Class B Notes).

5.8****	Opinion of Morris James LLP with respect to Delaware law (including consent of such firm) (Series 2025-5 Class B Notes).

8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm) (Series 2023-4 Class B Notes).

8.2	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm) (Series 2023-7 Class C Notes).

8.3	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm) (Series 2024-1 Class B Notes).

8.4	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm) (Series 2025-5 Class B Notes).

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3, Exhibit 5.4, Exhibit 8.1, Exhibit 8.2, Exhibit 8.3 and Exhibit 8.4).

23.2	Consent of Morris James LLP (included in Exhibit 5.5, Exhibit 5.6, Exhibit 5.7 and Exhibit 5.8).

______________________
* Previously filed on Form 8-K on June 30, 2023.
** Previously filed on Form 8-K on November 20, 2023.
** Previously filed on Form 8-K on January 18, 2024.
**** Previously filed on Form 8-K on June 24, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:    /s/ Jon Ransegnola
          Name:   Jon Ransegnola
          Title:     Assistant Treasurer

Date:  August 14, 2025